Exhibit 10.67

EXECUTION VERSION

AMENDED AND RESTATED GUARANTY

AMENDED AND RESTATED GUARANTY, dated as of March 27, 2012 (as amended, supplemented, or otherwise modified from time to time, this “Guaranty”), made by Private National Mortgage Acceptance Company, LLC, a Delaware limited liability company (“Guarantor”), in favor of Credit Suisse First Boston Mortgage Capital LLC (“Lender”).

 The Guarantor previously entered into a Guaranty in favor of Credit Suisse AG, New York Branch (“CSAG”), dated as of November 20, 2009 (the “Existing Guaranty”).  Pursuant to that certain Novation Agreement, dated as of March 13, 2012, among CSAG, Lender, PennyMac Loan Services, LLC (“Borrower”), and Guarantor, CSAG was released of its rights, liabilities, duties and obligations under the Existing Guaranty and the other Loan Documents and the Lender became a party thereto.

The parties hereto have requested that the Existing Guaranty be amended and restated, in its entirety, on the terms and subject to the conditions set forth herein.

RECITALS

Pursuant to the Second Amended and Restated Loan and Security Agreement, dated as of March 27, 2012 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among the Borrower, Guarantor and Lender, Lender has agreed from time to time to make Loans to Borrower secured by the Collateral.  It is a condition precedent to the obligation of Lender to make Loans under the Loan Agreement that Guarantor shall have executed and delivered this Guaranty to Lender.

NOW, THEREFORE, in consideration of the foregoing premises, to induce Lender to enter into the Loan Agreement and to make Loans thereunder, Guarantor hereby agrees with Lender, as follows:

1. Defined Terms. (a) Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein are so used as so defined.

(b)For purposes of this Guaranty, “Obligations” shall mean all obligations and liabilities of Borrower to Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with the Loan Agreement and any other Loan Documents and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to Lender that are required to be paid by Borrower pursuant to the terms of the Loan Documents and costs of enforcement of this Guaranty) or otherwise.

2. Guaranty.  (a) Guarantor hereby unconditionally and irrevocably guarantees to Lender the prompt and complete payment and performance by Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(b) Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, Guarantor under this Guaranty.  This Guaranty shall remain in full force and effect until the later of (i) the termination of the Loan Agreement and (ii) the Obligations are paid in full, notwithstanding that from time to time prior thereto Borrower may be free from any Obligations.

(c) No payment or payments made by Borrower or any other Person or received or collected by Lender from Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the amount of the outstanding Obligations until the outstanding Obligations are paid in full.

(d) Guarantor agrees that whenever, at any time, or from time to time, Guarantor shall make any payment to Lender on account of Guarantor’s liability hereunder, Guarantor will notify Lender in writing that such payment is made under this Guaranty for such purpose.

3.    Right of Set-off.  Lender is hereby irrevocably authorized at any time and from time to time without notice to Guarantor, any such notice being hereby waived by Guarantor, to set off and appropriate and apply any and all monies and other property of Guarantor, deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Lender of any Affiliate thereof to or for the credit or the account of Guarantor, or any part thereof in such amounts as Lender may elect, on account of the Obligations and liabilities of Guarantor hereunder and claims of every nature and description of Lender against Guarantor, in any currency, whether arising hereunder, under the Loan Agreement or otherwise, as Lender may elect, whether or not Lender has made any demand for payment and although such Obligations and liabilities and claims may be contingent or unmatured.  Lender shall notify Guarantor promptly of any such set-off and the application made by Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Lender may have.

4.    Subrogation.  Notwithstanding any payment or payments made by Guarantor hereunder or any set-off or application of funds of Guarantor by Lender, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Borrower or any other guarantor or any collateral security or guarantee or right of offset held by Lender for the payment of the Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower or any other guarantor in respect of payments made by Guarantor hereunder, until all amounts owing to Lender by Borrower on account of the Obligations are paid in full and the Loan Agreement is terminated.  If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amounts shall be held by Guarantor for the benefit of Lender, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to Lender in the exact form received by Guarantor (duly indorsed by Guarantor to Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Lender may determine.

5.    Amendments, etc. with Respect to the Obligations.  Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor, and without notice to or further assent by Guarantor, any demand for payment of any of the Obligations made by Lender may be rescinded by Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Lender, and the Loan Agreement, and the other Loan Documents and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, pursuant to its terms and as Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.  Lender shall have no obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guaranty or any property subject thereto.  When making any demand hereunder against Guarantor, Lender may, but shall be under no obligation to, make a similar demand on Borrower and any failure by Lender to make any such demand or to collect any payments from Borrower or any release of Borrower shall not relieve Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of Lender against Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

6.    Guaranty Absolute and Unconditional.    Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Lender upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived in reliance upon this Guaranty; and all dealings between Borrower or Guarantor, on the one hand, and Lender, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty.  Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Borrower or the Guaranty with respect to the Obligations.  This Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity or enforceability of the Loan Agreement, the other Loan Documents, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Lender, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Borrower against Lender, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of Borrower or Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Borrower for the Obligations, or of Guarantor under this Guaranty, in bankruptcy or in any other instance.  When pursuing its rights and remedies hereunder against Guarantor, Lender may, but shall be under no obligation, to pursue such rights and remedies that they may have against Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by Lender to pursue such other rights or remedies or to collect any payments from Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Lender against Guarantor.  This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Guarantor and their successors and assigns thereof, and shall inure to the benefit of Lender, and successors, indorsees, transferees and assigns, until all the Obligations and the obligations of Guarantor under this Guaranty shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the Loan Agreement Borrower may be free from any Obligations.

(a) Without limiting the generality of the foregoing, Guarantor hereby agrees, acknowledges, and represents and warrants to Lender as follows:

(i) Guarantor hereby waives any defense arising by reason of, and any and all right to assert against Lender any claim or defense based upon, an election of remedies by Lender which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes Guarantor’s (x) subrogation rights, (y) rights to proceed against Borrower or any other guarantor for reimbursement or contribution, and/or (z) any other rights of Guarantor to proceed against Borrower, against any other guarantor, or against any other person or security.

(ii) Guarantor is presently informed of the financial condition of Borrower and of all other circumstances which diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations.  Guarantor hereby covenants that it will make its own investigation and will continue to keep itself informed of Borrower’s financial condition, the status of other guarantors, if any, of all other circumstances which bear upon the risk of nonpayment and that it will continue to rely upon sources other than Lender for such information and will not rely upon Lender for any such information.  Absent a written request for such information by Guarantor to Lender, Guarantor hereby waives its right, if any, to require Lender to disclose to Guarantor any information which Lender may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of or revocation by any other guarantor.

(iii) Guarantor has independently reviewed the Loan Agreement and related agreements and has made an independent determination as to the validity and enforceability thereof, and in executing and delivering this Guaranty to Lender, Guarantor is not in any manner relying upon the validity, and/or enforceability, and/or attachment, and/or perfection of any Liens or security interests of any kind or nature granted by

Borrower or any other guarantor to Lender, now or at any time and from time to time in the future.

7.    Reinstatement.  This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

8.    Payments.  Guarantor hereby agrees that the Obligations will be paid to Lender without set-off or counterclaim in U.S. Dollars.

9.    Event of Default.  If an Event of Default under the Loan Agreement shall have occurred and be continuing, Guarantor agrees that, as between Guarantor and the Lender, the Obligations may be declared to be due in accordance with the terms of the Loan Agreement for purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against the Borrower and that, in the event of any such declaration (or attempted declaration), such Obligations shall forthwith become due by Guarantor for purposes of this Guaranty.

10.    Severability.  Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.    Headings.  The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

12.    No Waiver; Cumulative Remedies.  Lender shall not by any act (except by a written instrument pursuant to Section 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

13.    Waivers and Amendments; Successors and Assigns; Governing Law.  None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantor and Lender, provided that any provision of this Guaranty may be waived by Lender in a letter or agreement executed by Lender or by facsimile or electronic transmission from Lender to the Guarantor.  This Guaranty shall be binding upon the personal representatives, successors and assigns of Guarantor and shall inure to the benefit of Lender and its successors and assigns.

14.    Notices.  Notices delivered in connection with this Guaranty shall be given in accordance with Section 10.05 of the Loan Agreement.

15.    Jurisdiction.

(a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) GUARANTOR HEREBY WAIVES TRIAL BY JURY.  GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS IN ANY ACTION OR PROCEEDING.  GUARANTOR HEREBY SUBMITS TO, AND WAIVES ANY OBJECTION IT MAY HAVE TO, EXCLUSIVE PERSONAL JURISDICTION AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS.

16.    Integration.  This Guaranty represents the agreement of Guarantor with respect to the subject matter hereof and there are no promises or representations by Lender relative to the subject matter hereof not reflected herein.

17.    Acknowledgments.  Guarantor hereby acknowledges that:

(a) Guarantor has been advised by counsel in the negotiation, execution and delivery of this Guaranty and the other Loan Documents;

(b) Lender does not have any fiduciary relationship to Guarantor, Guarantor does not have any fiduciary relationship to Lender and the relationship between Lender and Guarantor is solely that of surety and creditor; and

(c) no joint venture exists between Lender and Guarantor or among Lender, Borrower and Guarantor.

[ Signature pages follow ]

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Brian Stack
Name:	Brian Stack
Title:	Authorized Representative

Signature Page to Amended and Restated Guaranty